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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 1, 2003
                Date of Report (Date of Earliest Event Reported)


                              THE CHINA FUND, INC.
             (Exact Name of Registrant as Specified in Its Charter)


               MARYLAND                                811-6651                             000000000
     (State or Other Jurisdiction                    (Commission                          (IRS Employer
           of Incorporation)                         File Number)                     Identification Number)

               225 FRANKLIN STREET, BOSTON, MASSACHUSETTS                                   02110
                (Address of Principal Executive Offices)                                  (Zip Code)


                                 1(888) 246-2255
              (Registrant's Telephone Number, Including Area Code)



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ITEM 9.  REGULATION FD DISCLOSURE.

         Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the "Fund") furnishes the monthly Insight report of the Fund's Listed Investment Manager.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2003



                                                  By: /s/ Mary Moran Zeven
                                                      ------------------------
                                                      Name:   Mary Moran Zeven
                                                      Title: Secretary

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